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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): August 14, 2003
                                                  ---------------


                             FLEMING COMPANIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Oklahoma                      1-8140                 48-0222760
 ----------------------------        ------------          -------------------
 (State or Other Jurisdiction        (Commission              (IRS Employer
        of Incorporation)            File Number)          Identification No.)


1945 Lakepointe Drive, Lewisville, Texas                            75057
----------------------------------------                         ---------
(Address of Principal Executive Offices)                         (Zip code)


Registrant's telephone number, including area code: (972) 906-8000
                                                    --------------


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Fleming Companies, Inc. (the "Company") is required to file monthly operating reports with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), in connection with its voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (Case No. 03-10945) (Jointly Administered) (the "Chapter 11 Case"). These monthly operating reports are available to the public from the Bankruptcy Court as they are filed.

         On August 14, 2003, the Company filed with the Bankruptcy Court its monthly operating reports for the periods April 1, 2003 through April 19, 2003 and April 20, 2003 through May 17, 2003, copies of which are attached hereto as
Exhibit 99.1 and Exhibit 99.2, respectively. On August 19, 2003, the Company filed its monthly operating report for the period May 18, 2003 through June 14, 2003, a copy of which is attached hereto as Exhibit 99.3. On August 27, 2003, the Company filed its monthly operating report for the period June 15, 2003 through July 12, 2003, a copy of which is attached hereto as Exhibit 99.4. On September 23, 2003, the Company filed its monthly operating report for the period July 13, 2003 through August 9, 2003, a copy of which is attached hereto as Exhibit 99.5. On October 22, 2003, the Company filed its monthly operating report for the period August 10, 2003 through September 6, 2003, a copy of which is attached hereto as Exhibit 99.6.

         The Company is in the process of evaluating its reorganization alternatives and, in connection with evaluating its alternatives, is developing a plan of reorganization (a "Plan") to file with the Bankruptcy Court. The Company is also discussing its reorganization alternatives and the possible terms of a Plan with, among others, the Official Committee of Unsecured Creditors of the Company. In connection with such evaluation and the development of the Plan, based on numerous factors, including the competing claims of the Company's creditor constituencies against the Company and its bankruptcy estate, the Company has concluded that its assets will be insufficient to permit any meaningful distribution to its equity holders. In light of this conclusion, the Company believes that its equity securities, including shares of Fleming common stock, have little or no value, and it is highly likely that all existing equity securities of the Company will be completely extinguished and canceled under any Plan proposed by the Company.


                                       2
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial statements of businesses acquired.

     Not applicable

(b)  Pro forma financial information.

     Not applicable

(c)  Exhibits.

     99.1 Monthly Operating Report of Fleming Companies, Inc. for the period April 1, 2003 through April 19, 2003.

     99.2 Monthly Operating Report of Fleming Companies, Inc. for the period April 20, 2003 through May 17, 2003.

     99.3 Monthly Operating Report of Fleming Companies, Inc. for the period May 18, 2003 through June 14, 2003.

     99.4 Monthly Operating Report of Fleming Companies, Inc. for the period June 15, 2003 through July 12, 2003.

     99.5 Monthly Operating Report of Fleming Companies, Inc. for the period July 13, 2003 through August 9, 2003.

     99.6 Monthly Operating Report of Fleming Companies, Inc. for the period August 10, 2003 through September 6, 2003.


                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FLEMING COMPANIES, INC.



Date: October 31, 2003                      By: /s/ Rebecca A. Roof
                                                --------------------------------
                                                Rebecca A. Roof
                                                Interim Chief Financial Officer




                                       4
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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

99.1 Monthly Operating Report of Fleming Companies, Inc. for the period April 1, 2003 through April 19, 2003.

99.2 Monthly Operating Report of Fleming Companies, Inc. for the period April 20, 2003 through May 17, 2003.

99.3 Monthly Operating Report of Fleming Companies, Inc. for the period May 18, 2003 through June 14, 2003.

99.4 Monthly Operating Report of Fleming Companies, Inc. for the period June 15, 2003 through July 12, 2003.

99.5 Monthly Operating Report of Fleming Companies, Inc. for the period July 13, 2003 through August 9, 2003.

99.6 Monthly Operating Report of Fleming Companies, Inc. for the period August 10, 2003 through September 6, 2003.